SCHEDULE 14C

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant                                                                                    [X]
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[  ]            Definitive Information Statement

JNL Series Trust
(Name of Registrant As Specified In Its Charter)

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[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Dear Variable Annuity and Variable Life Contract Owners:

Although you are not a shareholder of JNL Series Trust (the "Trust"), your purchase payments and the earnings on such purchase payments under your variable contracts ("Variable Contracts") issued by Jackson National Life Insurance Company ("Jackson") or Jackson National Life Insurance Company of New York ("Jackson NY") are invested in sub-accounts of separate accounts established by Jackson or Jackson NY that, in turn, are invested in shares of one or more of the series of the Trust. References to shareholders in the enclosed information statement for the Trust ("Information Statement") may be read to include you as an owner of a Variable Contract.

On June 2-3, 2015, the Board of Trustees (the "Board") of the Trust voted to change the name of the JNL/Franklin Templeton Small Cap Value Fund to the JNL Multi-Manager Small Cap Value Fund in conjunction with the replacement of Franklin Advisory Services, LLC ("Franklin") with Century Capital Management, LLC ("Century"), Chicago Equity Partners, LLC ("CEP"), Cooke & Bieler L.P. ("C&B") and Cortina Asset Management, LLC ("Cortina") as co-sub-advisers effective September 21, 2015.  Enclosed please find the Trust's Information Statement regarding this change in sub-adviser for the following Fund:

Prior Fund Name	New Fund Name
JNL/Franklin Templeton Small Cap Value	JNL Multi-Manager Small Cap Value Fund

The Information Statement is furnished on behalf of the Board of the Trust, a Massachusetts business trust, to shareholders of JNL/Franklin Templeton Small Cap Value Fund, a series of the Trust, located at 1 Corporate Way, Lansing, Michigan 48951.

On June 10, 2015, the Trust filed an amendment to the registration statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, for the Trust (File No. 333-177369) to reflect the changes discussed in this information statement.

PLEASE NOTE THAT WE ARE NOT ASKING YOU FOR VOTING INSTRUCTIONS AND YOU ARE REQUESTED NOT TO SEND US VOTING INSTRUCTIONS.

If you have any questions regarding any of the changes described in the Information Statement, please call one of the following numbers on any business day: 1-800-644-4565 (Annuity and Life Service Center), 1-800-599-5651 (NY Annuity and Life Service Center), 1-800-777-7779 (for contracts purchased through a bank or financial institution) or 1-888-464-7779 (for NY contracts purchased through a bank or financial institution), by writing JNL Series Trust, P.O. Box 30314, Lansing, Michigan 48909-7814 or by visiting www.jackson.com.

Sincerely,

Mark D. Nerud
President, Chief Executive Officer and Trustee
JNL Series Trust

Information Statement To Shareholders Regarding:

JNL Series Trust

JNL/Franklin Templeton Small Cap Value Fund

August 4, 2015

Table of Contents

Information Statement

Page

I.	Introduction

II.	Investment Sub-Advisory Agreements with The New Sub-Advisers

III.	Description and Control of the New Sub-Advisers

IV.	Other Investment Companies Advised by the New Sub-Advisers

V.	Evaluation by the Board of Trustees

VI.	Additional Information

VII.	Other Matters

Exhibit A	Investment Sub-Advisory Agreement Between Jackson National Asset Management, LLC and Century Capital Management, LLC	A-1

Exhibit B	Investment Sub-Advisory Agreement Between Jackson National Asset Management, LLC and Chicago Equity Partners, LLC	B-1

Exhibit C	Investment Sub-Advisory Agreement Between Jackson National Asset Management, LLC and Cooke & Bieler L.P.	C-1

Exhibit D	Investment Sub-Advisory Agreement Between Jackson National Asset Management, LLC and Cortina Asset Management, LLC	D-1

Exhibit E	Comparison of the JNL/Franklin Templeton Small Cap Value Fund and the JNL Multi-Manager Small Cap Value Fund	E-1

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

I.  Introduction

JNL Series Trust (the "Trust"), a Massachusetts business trust, is an open-end investment company, commonly known as a mutual fund, registered under the Investment Company Act of 1940, as amended ("1940 Act"). The Trust currently offers shares in 99 series (the "Funds").

As investment adviser to the Funds, Jackson National Asset Management, LLC ("JNAM" or "Adviser") selects, contracts with and compensates investment sub-advisers ("Sub-Advisers") to manage the investment and reinvestment of the assets of most of the Funds.  JNAM monitors the compliance of the Sub-Advisers with the investment objectives and related policies of those Funds, and reviews the performance of the Sub-Advisers and reports on such performance to the Board of Trustees of the Trust (the "Board").  Jackson National Life Distributors LLC ("JNLD"), an affiliate of the Trust and the Adviser, is the principal underwriter for the Trust.  JNAM is a wholly owned subsidiary of Jackson National Life Insurance Company ("Jackson"), which, in turn, is wholly owned by Prudential plc, a publicly traded company incorporated in the United Kingdom.  Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.

On June 2-3, 2015, the Board, including all Trustees (the "Independent Trustees") who are not "interested persons" (as defined by the 1940 Act) of the JNL/Franklin Templeton Small Cap Value Fund (the "Fund") unanimously voted to replace Franklin Templeton Advisory Services, LLC ("Franklin") with Century Capital Management, LLC ("Century"), Chicago Equity Partners, LLC ("CEP"), Cooke & Bieler L.P. ("C&B"), and, Cortina Asset Management, LLC ("Cortina") (collectively, the "New Sub-Advisers"), and to approve new investment sub-advisory agreements between JNAM and each respective New Sub-Adviser (the "New Sub-Advisory Agreements"). .

The purpose of this Information Statement is to provide you with information about the sub-advisory arrangements among JNAM and the New Sub-Advisers and about the New Sub-Advisers' appointment as the Co-Sub-Advisers to the Fund, effective September 21, 2015.  This Information Statement is provided in lieu of a proxy statement, pursuant to the terms of an exemptive order ("Order") that the Trust and its Adviser received from the U.S. Securities and Exchange Commission ("SEC").

The Order permits JNAM to enter into sub-advisory agreements appointing Sub-Advisers that are not affiliates of the Adviser (other than by reason of serving as a Sub-Adviser to a Fund) without approval by the shareholders of the relevant Fund.  The Trust, therefore, is able to change Sub-Advisers from time to time without the expense and delays associated with obtaining shareholder approval.  However, a condition of this Order is that notice and certain information be sent to shareholders informing them of changes in Sub-Advisers, pursuant to the Order.

As of September 21, 2015, Franklin will cease to be the Sub-Adviser to the Fund.  Franklin is located at 55 Challenger Rd., Ste. 501, Ridgefield Park, New Jersey 07660.

This Information Statement is being provided to the contract owners of record for the Fund as of July 17, 2015. It will be mailed on or about August 4, 2015.

II.   Investment Sub-Advisory Agreements with the New Sub-Advisers

Franklin is the current Sub-Adviser to the Fund, pursuant to an Amended and Restated Investment Sub-Advisory Agreement between Franklin and JNAM, dated December 1, 2012, as amended, which was most recently approved by the Board at a meeting held on August 26-27, 2014.

On June 2-3, 2015, the Board, including the Independent Trustees, voted to replace Franklin with Century, CEP, C&B and Cortina as Co-Sub-Advisers for the Fund and approved the Investment Sub-Advisory Agreements between JNAM and Century ("Century Sub-Advisory Agreement"), CEP ("CEP Sub-Advisory Agreement"), C&B ("C&B Sub-Advisory Agreement) and Cortina ("Cortina Sub-Advisory Agreement") with respect to the Trust.  Please refer to Exhibit A for the Century Sub-Advisory Agreement, Exhibit B for the CEP Sub-Advisory Agreement, Exhibit C for the C&B Sub-Advisory Agreement and Exhibit D for the Cortina Sub-Advisory Agreement.  Pursuant to the Order, shareholder approval is not required for the New Sub-Advisory Agreements because the New Sub-Advisers are not affiliated with JNAM.

Upon the replacement of Franklin as Sub-Adviser, effective September 21, 2015, the name of the Fund will change as follows:

Prior Fund Name	New Fund Name
JNL/Franklin Templeton Small Cap Value Fund	JNL Multi-Manager Small Cap Value Fund

The investment objectives and policies for the JNL Multi-Manager Small Cap Value Fund will be as follows:

Investment Objective.  The investment objective of the JNL Multi-Manager Small Cap Value Fund is long-term total return.

Principal Investment Strategies. The Fund seeks to achieve its investment objective by the Fund investing, under normal circumstances, at least 80% of its total net assets in a variety of small cap value strategies managed by unaffiliated investment managers ("Sub-Advisers"). Each of the Sub-Advisers generally provides day-to-day management for a portion of the Fund's assets.

Each Sub-Adviser may use different investment strategies in managing Fund assets, acts independently from the others, and uses its own methodology for selecting investments. Jackson National Asset Management, LLC ("JNAM" or "Adviser") is responsible for identifying and retaining the Sub-Advisers for the selected strategies and for monitoring the services provided by the Sub-Advisers. JNAM provides qualitative and quantitative supervision as part of its process for selecting and monitoring the Sub-Advisers. JNAM is also responsible for selecting the Fund's investment strategies and for determining the amount of Fund assets to allocate to each Sub-Adviser. Based on JNAM's ongoing evaluation of the Sub-Advisers, JNAM may adjust allocations among Sub-Advisers.

Below are the principal investment strategies for each strategy, but the Sub-Advisers may also implement other investment strategies in keeping with the strategy's objective.

Century Small Cap Value Strategy

Century Capital Management, LLC ("Century") constructs the Small Cap Value Strategy by investing in the common stocks of small capitalization ("small-cap") companies.

The Small Cap Value Strategy market capitalization range is generally within the range of the Russell 2000 Value Index (between approximately $5 million and $6.09 billion as of April 30, 2015) at the time of purchase. The market capitalization range is expected to change over time.

Century generally constructs the strategy to consist of 70-110 companies. The Small Cap Value Strategy is predominantly focused on investing in companies domiciled within the United States. The strategy can invest in foreign securities, primarily through American Depositary Receipts ("ADRs") and the equity securities of companies incorporated outside of the U.S. that are traded on U.S. exchanges. Investments in ADRs are generally less than 10%.

The strategy focuses on opportunities that Century believes have significant upside potential, emphasizing a combination of both valuation and earnings power. Century employs a fundamental, bottom-up investment approach that includes both financial modeling and qualitative analysis. A stock may be sold, among other reasons, if Century believes that the company's cumulative valuation and earnings upside potential approaches fair value, better opportunities exist, the company experiences fundamental deterioration, or the market capitalization rises above a targeted range.

Chicago Equity – Small Cap Value Strategy

Chicago Equity Partners, LLC ("CEP") constructs the strategy by investing in equity securities of small-capitalization companies. The Small Cap Value Strategy will ordinarily invest in approximately 150-400 stocks. The Small Cap Value Strategy primarily invests in common stock and preferred stock of U.S. small-capitalization companies.

The Small Cap Value Strategy currently defines small capitalization companies as those with a market capitalization within the market capitalization range of the companies represented in the Russell 2000® Index (between $169 million and $4.05 billion as of the latest reconstitution of the Index on May 31, 2014). This range may fluctuate as market conditions change and during periods of increased market volatility. In pursuing its investment strategy, it will generally invest in stocks of U.S. small-cap value companies (as determined by CEP), including real estate investment trusts ("REITs"). The Small Cap Value Strategy may also invest in foreign companies, including those that are organized in or have material business interests tied to emerging market countries, through ADRs or direct investment in securities of foreign companies trading on U.S. markets.

Cooke & Bieler Small Cap Value Equity Strategy

Cooke & Bieler L.P. ("C&B") constructs the Small Cap Value Equity Strategy by investing in the common stocks of small capitalization ("small-cap") companies.

C&B invests principally in small-capitalization companies, which are defined as having market capitalizations within the market capitalization range of the constituents of Russell 2000® Index at the time of purchase. As of the latest reconstitution of the Index on May 31, 2014, these constituents had a market capitalization range of $169 million to $4.05 billion.

C&B manages a relatively focused portfolio of typically 40 to 60 companies that enables C&B to provide adequate diversification while allowing the composition and performance of the portfolio to behave differently than the market.

C&B selects securities for the strategy based on an analysis of a company's financial characteristics and an assessment of the quality of a company's management.

Cortina Small Cap Value Strategy

Cortina Asset Management, LLC ("Cortina") constructs the Small Cap Value Strategy by investing primarily in common stocks of small capitalization ("small-cap") companies that the Adviser believes are undervalued relative to the marketplace or similar companies. Under current market conditions, the Fund considers a company to be a small-cap company if it has a total market capitalization at the time of purchase of $100 million to the higher of $3 billion or the high end of the range of companies represented in the Russell 2000 Value Index. The Cortina Small Cap Value strategy will not exclusively invest in companies represented in the Russell 2000 Value Index and such investments may constitute substantially less than 80% of the Fund's assets. The Cortina Small Cap Value strategy may invest up to 25% of its assets in foreign securities (including American Depositary Receipts ("ADRs")) that are listed in the United States on a national securities exchange.

JNAM also may choose to allocate the Fund's assets to additional strategies in the future. There is no assurance that any or all of the strategies discussed in this prospectus will be used by JNAM or the Sub-Advisers.

JNAM may also manage Fund assets directly to seek to enhance returns, or to hedge and to manage the Fund's cash and short-term instruments.

The Fund has flexibility in the relative weighting of each asset class and expects to vary the percentages of assets invested in each asset class from time to time. JNAM's allocations to the underlying Sub-Advisers will be a function of a variety of factors including each underlying strategy's expected returns, volatility, correlation, and contribution to the Fund's overall risk profile.

With the change in Sub-Adviser from Franklin to the New Sub-Advisers, the investment objective of the Fund will not change.

For a more detailed comparison of the changes made to the Fund's prospectus due to the change in Sub-Adviser, please refer to Exhibit E.

The following descriptions of the New Sub-Advisory Agreements are qualified by the New Sub-Advisory Agreements attached as Exhibits A, B, C and D.

The Century Sub-Advisory Agreement provides that it will remain in effect for its initial term and thereafter only so long as the Board of Trustees, including a majority of the Independent Trustees, specifically approves its continuance, at least annually.  The Century Sub-Advisory Agreement may be terminated at any time, without the payment of any penalty, by the Board, including a majority of the Independent Trustees, or by the vote of a majority of the outstanding voting securities of each Fund, on sixty days' written notice by JNAM or Century.  The Century Sub-Advisory Agreement also terminates automatically in the event of its assignment.

The Century Sub-Advisory Agreement generally provides that Century, its officers, directors, employees, agents or affiliates will not be subject to any liability to JNAM or the Funds or their directors, officers, employees, agents or affiliates for any act, omission, error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of Century's duties under the Century Sub-Advisory Agreement or its failure to perform due to events beyond its reasonable control, except for a loss resulting from willful malfeasance or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Century Sub-Advisory Agreement.  There are no material differences between the Investment Sub-Advisory Agreements of Franklin and Century.

The CEP Sub-Advisory Agreement provides that it will remain in effect for its initial term and thereafter only so long as the Board of Trustees, including a majority of the Independent Trustees, specifically approves its continuance, at least annually.  The CEP Sub-Advisory Agreement may be terminated at any time, without the payment of any penalty, by the Board, including a majority of the Independent Trustees, or by the vote of a majority of the outstanding voting securities of each Fund, on sixty days' written notice by JNAM or CEP.  The CEP Sub-Advisory Agreement also terminates automatically in the event of its assignment.

The CEP Sub-Advisory Agreement generally provides that CEP, its officers, directors, employees, agents or affiliates will not be subject to any liability to JNAM or the Funds or their directors, officers, employees, agents or affiliates for any act, omission, error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of CEP's duties under the CEP Sub-Advisory Agreement or its failure to perform due to events beyond its reasonable control, except for a loss resulting from willful malfeasance or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the CEP Sub-Advisory Agreement.  There are no material differences between the Investment Sub-Advisory Agreements of Franklin and CEP.

The C&B Sub-Advisory Agreement provides that it will remain in effect for its initial term and thereafter only so long as the Board of Trustees, including a majority of the Independent Trustees, specifically approves its continuance, at least annually.  The C&B Sub-Advisory Agreement may be terminated at any time, without the payment of any penalty, by the Board, including a majority of the Independent Trustees, or by the vote of a majority of the outstanding voting securities of each Fund, on sixty  days' written notice by JNAM or C&B.  The C&B Sub-Advisory Agreement also terminates automatically in the event of its assignment.

The C&B Sub-Advisory Agreement generally provides that C&B, its officers, directors, employees, agents or affiliates will not be subject to any liability to JNAM or the Funds or their directors, officers, employees, agents or affiliates for any act, omission, error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of C&B's duties under the C&B Sub-Advisory Agreement or its failure to perform due to events beyond its reasonable control, except for a loss resulting from willful malfeasance or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the C&B Sub-Advisory Agreement.  There are no material differences between the Investment Sub-Advisory Agreements of Franklin and C&B.

The Cortina Sub-Advisory Agreement provides that it will remain in effect for its initial term and thereafter only so long as the Board of Trustees, including a majority of the Independent Trustees, specifically approves its continuance, at least annually.  The Cortina Sub-Advisory Agreement may be terminated at any time, without the payment of any penalty, by the Board, including a majority of the Independent Trustees, or by the vote of a majority of the outstanding voting securities of each Fund, on sixty  days' written notice by JNAM or Cortina.  The Cortina Sub-Advisory Agreement also terminates automatically in the event of its assignment.

The Cortina Sub-Advisory Agreement generally provides that Cortina, its officers, directors, employees, agents or affiliates will not be subject to any liability to JNAM or the Funds or their directors, officers, employees, agents or affiliates for any act, omission, error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of Cortina's duties under the Cortina Sub-Advisory Agreement or its failure to perform due to events beyond its reasonable control, except for a loss resulting from willful malfeasance or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Cortina Sub-Advisory Agreement.  There are no material differences between the Investment Sub-Advisory Agreements of Franklin and Cortina.

The change in Sub-Adviser will not increase the management fees to be paid by the Fund.   The Fund currently pays JNAM an advisory fee equal to a percentage of its average daily net assets based on the following schedule:

JNL/Franklin Templeton Small Cap Value Fund
Advisory Rates Before the Change in Sub-Adviser
Net Assets	Rate
$0 to $200 million	.85%
$200 million to $500 million	.77%
Over $500 million	.75%

After the change, the Fund will pay JNAM an advisory fee equal to a percentage of its average daily net assets based on the following schedule:

JNL Multi-Manager Small Cap Value Fund
Advisory Rates After the Change in Sub-Adviser
Net Assets	Rate
$0 to $200 million	.85%
$200 million to $500 million	.77%
Over $500 million	.75%

JNAM is responsible for paying all Sub-Advisers out of its own resources.  Under the New  Sub-Advisory Agreements, the sub-advisory fee schedule is lower than the sub-advisory fee schedule used to compensate Franklin.  The following table sets forth the aggregate fee paid to Franklin and the amount paid as a percentage of the Fund's average daily net assets, both for the year ended December 31, 2014.

Fund	Sub-Adviser	Aggregate Fee Paid to Sub-Adviser
		Dollar Amount	As a percentage of Average Daily Net Assets as of December 31, 2014
JNL/Franklin Templeton Small Cap Value Fund	Franklin	$5,275,955	0.49%

The following table sets forth the aggregate fee that would have been paid to the New Sub-Advisers and the amount that would have been paid as a percentage of the Fund's average daily net assets, both for the year ended December 31, 2014, if the New-Subadvisory Agreements has been in effect during that period.  The pro forma sub-advisory fees paid to the New Sub-Advisers would have been 7.3% less than the actual fees paid to Franklin.

Fund	Co-Sub-Advisers	Aggregate Fees Paid to Sub-Advisers
		Dollar Amount	As a percentage of Average Daily Net Assets as of December 31, 2014
JNL Multi-Manager Small Cap Value Fund	Century CEP C&B Cortina	$4,887,004	0.45%

The following table sets forth the aggregate amount of management fees paid by the Fund to the Adviser for the year ended December 31, 2014. The pro forma aggregate amount of management fees paid to the Adviser would have been the same had the change of sub-advisers occurred during the applicable period.

Fund Name	Actual Fees
JNL/Franklin Templeton Small Cap Value Fund	$8,375,341

III.  Description and Control of the New Sub-Advisers

Century is located at 100 Federal Street, 29th Floor, Boston, Massachusetts, 02110.  As of the date of this Information Statement, Alexander L. Thorndike and Davis R. Fulkerson are the Managing Partners of Century and each exercises voting control over Century.  The address for each of Messrs. Thorndike and Fulkerson is 100 Federal Street, 29th Floor, Boston, Massachusetts, 02110.

As the Sub-Adviser to the Fund, Century will provide the Fund with investment research, advice and supervision, and manage the Fund's portfolio consistent with its investment objective and policies, including the purchase, retention and disposition of securities, as set forth in the supplement to the Fund's Prospectus dated September 21, 2015.  The principal risks of investing in the Fund will also be listed in the supplement to the Fund's Prospectus dated September 21, 2015 under the heading "Principal Risks of Investing in the Fund."

As of July [17], 2015 [to be updated], no Trustees or officers of the Trust were officers, employees, directors, general partners, or shareholders of Century, and no Trustees or officers of the Trust owned securities or had any other material direct or indirect interest in Century or any other entity controlling, controlled by or under common control with Century. In addition, no Trustee has had any material interest, direct or indirect, in any material transactions since January 1, 2014, the beginning of the Trust's most recently completed fiscal year, or in any material proposed transactions, to which Century, any parent or subsidiary of Century, or any subsidiary of the parent of such entities was or is to be a party.

CEP is located at 180 N. LaSalle Street, Suite 3800, Chicago, Illinois 60601.  CEP is majority owned by Affiliated Managers Group, Inc. ("AMG"). The address of AMG's principal executive office is 777 South Flagler Drive, West Palm Beach, Florida 33401. AMG's equity interest in CEP is structured so that CEP maintains operational autonomy in managing its business. The relationship between AMG and CEP is defined by an operating agreement that provides that AMG does not have the authority or the ability to operate or manage CEP's business in the normal course. Accordingly, AMG is not a "control person" of CEP.

As the Sub-Adviser to the Fund, CEP will provide the Fund with investment research, advice and supervision, and manage the Fund's portfolio consistent with its investment objective and policies, including the purchase, retention and disposition of securities, as set forth in the supplement to the Fund's Prospectus dated September 21, 2015.  The principal risks of investing in the Fund will also be listed in the supplement to the Fund's Prospectus dated September 21, 2015 under the heading "Principal Risks of Investing in the Fund."

As of July [17], 2015 [to be updated], no Trustees or officers of the Trust were officers, employees, directors, general partners, or shareholders of CEP, and no Trustees or officers of the Trust owned securities or had any other material direct or indirect interest in CEP or any other entity controlling, controlled by or under common control with CEP. In addition, no Trustee has had any material interest, direct or indirect, in any material transactions since January 1, 2014, the beginning of the Trust's most recently completed fiscal year, or in any material proposed transactions, to which CEP, any parent or subsidiary of CEP, or any subsidiary of the parent of such entities was or is to be a party.

C&B is located at 1700 Market Street, Suite 3222, Philadelphia, PA 19103.  CBGP, LLC is General Partner of C&B. CBGP, LLC is located at 1700 Market Street, Suite 3222, Philadelphia, PA, 19103.

As the Sub-Adviser to the Fund, C&B will provide the Fund with investment research, advice and supervision, and manage the Fund's portfolio consistent with its investment objective and policies, including the purchase, retention and disposition of securities, as set forth in the supplement to the Fund's Prospectus dated September 21, 2015.  The principal risks of investing in the Fund will also be listed in the supplement to the Fund's Prospectus dated September 21, 2015 under the heading "Principal Risks of Investing in the Fund."

As of July [17], 2015 [to be updated], no Trustees or officers of the Trust were officers, employees, directors, general partners, or shareholders of C&B, and no Trustees or officers of the Trust owned securities or had any other material direct or indirect interest in C&B or any other entity controlling, controlled by or under common control with C&B. In addition, no Trustee has had any material interest, direct or indirect, in any material transactions since January 1, 2014, the beginning of the Trust's most recently completed fiscal year, or in any material proposed transactions, to which C&B, any parent or subsidiary of C&B, or any subsidiary of the parent of such entities was or is to be a party.

Cortina is located at 5 Bryant Park, Suite 502, New York, New York 10018.

As the Sub-Adviser to the Fund, Cortina will provide the Fund with investment research, advice and supervision, and manage the Fund's portfolio consistent with its investment objective and policies, including the purchase, retention and disposition of securities, as set forth in the supplement to the Fund's Prospectus dated September 21, 2015.  The principal risks of investing in the Fund will also be listed in the supplement to the Fund's Prospectus dated September 21, 2015 under the heading "Principal Risks of Investing in the Fund."

As of July [17], 2015 [to be updated], no Trustees or officers of the Trust were officers, employees, directors, general partners, or shareholders of Cortina, and no Trustees or officers of the Trust owned securities or had any other material direct or indirect interest in Cortina or any other entity controlling, controlled by or under common control with Cortina. In addition, no Trustee has had any material interest, direct or indirect, in any material transactions since January 1, 2014, the beginning of the Trust's most recently completed fiscal year, or in any material proposed transactions, to which Cortina, any parent or subsidiary of Cortina, or any subsidiary of the parent of such entities was or is to be a party.

JNL Multi-Manager Small Cap Value Fund

The JNL Multi-Manager Small Cap Value Fund will be managed on a team basis. The individual members of the team who will be primarily responsible for the day-to-day management of the JNL Multi-Manager Small Cap Value Fund's portfolio are:

•	Jeff Kerrigan, Century
•	David C. Coughenour, CEP
•	Robert H. Kramer, CEP
•	Patricia A. Halper, CEP
•	William C. Murray, CEP
•	Steve Lyons, CFA, C&B
•	Michael Meyer, CFA, C&B
•	Edward O'Connor, CFA, C&B
•	R. James O'Neil, CFA, C&B
•	Mehul Trivedi, CFA, C&B
•	William Weber, CFA, C&B
•	Alexander E. Yaggy, CFA, Cortina
•	John Clausen, Cortina
•	Andrew Storm, CFA, Cortina
•	Gregory waterman, CFA, Cortina

Executive/Principal Officers of the New Sub-Advisers:

Century Capital Management, LLC

Officer Name	Title
Alexander L. Thorndike	Managing Partner 100 Federal Street 29th Floor Boston, Massachusetts 02110
Davis R. Fulkerson	Managing Partner 100 Federal Street 29th Floor Boston, Massachusetts 02110

Chicago Equity Partners, LLC

Officer Name	Title
Patrick C. Lynch	President 180 N. LaSalle St., Ste. 3800 Chicago, IL 60601
David C. Coughenour	Chief Investment Officer 180 N. LaSalle St., Ste. 3800 Chicago, IL 60601
Robert H. Kramer	Managing Director 180 N. LaSalle St., Ste. 3800 Chicago, IL 60601
Robert A. Nanney	Chief Compliance Officer 180 N. LaSalle St., Ste. 3800 Chicago, IL 60601

Cooke & Bieler L.P.

Officer Name	Title
Jim McBride	Partner 1700 Market Street Suite 3222 Philadelphia, PA 19103
Linda Perna	Partner & Chief Compliance Officer 1700 Market Street Suite 3222 Philadelphia, PA 19103

Cortina Asset Management, LLC

Officer Name	Title
Lori Hoch	Principal, Chief Compliance Officer & Chief Operating Officer 825 North Jefferson Street Suite 400 Milwaukee, WI 53202
Brian Bies	Principal825 North Jefferson Street Suite 400 Milwaukee, WI 53202
Thomas Eck	Principal825 North Jefferson Street Suite 400 Milwaukee, WI 53202
John Potter	Principal825 North Jefferson Street Suite 400 Milwaukee, WI 53202

IV.  Other Investment Companies Advised by the New Sub-Advisers

Century does not currently act as adviser or sub-adviser to any other registered investment companies having similar  investment objectives and policies as those of the Fund.

CEP currently acts as adviser to the AMG Chicago Equity Partners Small Cap Value Fund (the "comparable CEP Fund"), which has similar investment objectives and policies to those of the Fund. As of December 31, 2014, the comparable CEP Fund had $800,000 in net assets. As of December 31, 2014, the comparable CEP Fund paid CEP a management fee of 0.62% of net assets.

C&B does not currently act as adviser or sub-adviser to any other registered investment companies having similar investment objectives and policies as those of the Fund.

Cortina currently acts as adviser to the Cortina Funds (the "comparable Cortina Fund"), which has similar investment objectives and policies to those of the Fund. As of December 31, 2014, the comparable Cortina Fund had $42,000,000 in net assets. As of December 31, 2014, the comparable Cortina Fund paid Cortina a management fee of 1.00% of net assets.

V.  Evaluation by the Board of Trustees

The Board oversees the management of the Fund and, as required by law, determines annually whether to approve the Fund's sub-advisory agreements.

At a meeting on June 2-3, 2015, the Board, including all of the Independent Trustees, considered information relating to the New Sub-Advisory Agreements.  In advance of the meetings, independent legal counsel for the Independent Trustees requested that certain information be provided to the Board relating to the New Sub-Advisory Agreements.  The Board received, and had the opportunity to review, this and other materials, ask questions and request further information in connection with its consideration.  At the conclusion of the Board's discussions, the Board approved the New Sub-Advisory Agreements through September 30, 2016.

In reviewing the New Sub-Advisory Agreements and considering the information, the Board was advised by outside independent legal counsel. The Board considered the factors it deemed relevant, including: (1) the nature, quality and extent of the services to be provided, (2) the investment performance of the Fund, (3) cost of services of the Fund, (4) whether economies of scale may be realized and shared, in some measure, with investors as the Fund grows, and (5) other benefits that may accrue to the New Sub-Advisers through their relationship with the Trust. In its deliberations, the Board, in exercising its business judgment did not identify any single factor that alone was responsible for the Board's decision to approve the Agreements.

Before approving the New Sub-Advisory Agreements, the Independent Trustees met in executive session with their independent legal counsel to consider the materials provided by JNAM and the New Sub-Advisers and to consider the terms of the New Sub-Advisory Agreements. Based on its evaluation of those materials, the Board, including the interested and Independent Trustees, concluded that the New Sub-Advisory Agreements are in the best interests of the shareholders of the Fund. In reaching its conclusions, the Board considered numerous factors, including the following:

Nature, Quality and Extent of Services

The Board examined the nature, quality and extent of the services to be provided by the New Sub-Advisers.

For the Fund, the Board considered the investment sub-advisory services to be provided by each Sub-Adviser. The Board noted JNAM's evaluation of the New Sub-Advisers, as well as JNAM's recommendations, based on its review of the New Sub-Advisers, to approve the New Sub-Advisory Agreements.

The Board reviewed the qualifications, backgrounds and responsibilities of the New Sub-Advisers' portfolio managers who would be responsible for the day-to-day management of the Fund.  The Board reviewed information pertaining to each Sub-Adviser's organizational structure, senior management, financial stability, investment operations, and other relevant information pertaining to each Sub-Adviser. The Board considered compliance reports about the New Sub-Advisers from the Trust's Chief Compliance Officer.

Based on the foregoing, the Board concluded that the Fund is likely to benefit from the nature, extent and quality of the services to be provided by each Sub-Adviser under the applicable New Sub-Advisory Agreement.

Performance

The Board reviewed the performance of the proposed Sub-Advisers' investment mandates with similar investment strategies to those of the Fund. The Board concluded that it would be in the best interests of the Fund and its shareholders to approve the Agreements.
Costs of Services

The Board reviewed the fees to be paid to each of the New Sub-Advisers.  For the Fund, the Board reviewed fee and expense information as compared to that of comparable funds managed by other advisers, as well as fees charged by the New Sub-Advisers to similar clients, if any.  The Board also noted that JNAM does not manage any institutional accounts with which the Fund's fees could be compared.  While the Board considered the Fund's sub-advisory fees and compared them to the average sub-advisory fees for other funds similar in size, character and investment strategy (the "peer group"), the Board noted that the Fund's sub-advisory fee(s) would be paid by JNAM (not the Fund) and, therefore, would be neither a direct shareholder expense nor a direct influence on the Fund's total expense ratio.

The Board considered that the Fund's proposed sub-advisory fees are higher than the peer group average. The Board concluded that the sub-advisory fees are in the best interests of the Fund and its shareholders in light of the quality of services to be provided.

Economies of Scale

The Board considered whether the Fund's advisory fee reflects the potential for economies of scale for the benefit of Fund shareholders.  Based on information provided by JNAM and the New Sub-Advisers, the Board noted that the fee arrangement for the Fund contains breakpoints that decrease the fee rate as assets increase.

Other Benefits to JNAM and the Sub-Advisers

In evaluating the benefits that may accrue to the New Sub-Advisers through their relationship with the Fund, the Board noted that each Sub-Adviser may receive indirect benefits in the form of soft dollar arrangements for portfolio securities trades placed with the Fund's assets and may also develop additional investment advisory business with JNAM, the Fund or other clients of the Sub-Adviser as a result of its relationship with the Fund.

In light of all the facts noted above, the Board concluded that it would be fair, reasonable and in the best interests of the Fund and its shareholders to approve the New Sub-Advisory Agreements.

VI.  Additional Information

Ownership Of The Fund

As of July 17, 2015 [to be updated], there were issued and outstanding the following number of shares for the Fund:

Fund	Shares Outstanding
JNL/Franklin Templeton Small Cap Value Fund (Class A)
JNL/Franklin Templeton Small Cap Value Fund (Class B)

As of July [17], 2015 [to be updated], the officers and Trustees of the Trust, as a group, owned less than 1% of the then outstanding shares of the Fund.

Because the shares of the Fund are sold only to Jackson, Jackson National Life Insurance Company of New York ("Jackson NY"), certain affiliated funds organized as fund-of-funds, and certain qualified retirement plans, Jackson, through its separate accounts, which hold shares of the Fund as funding vehicles for Variable Contracts, is the owner of record of substantially all of the shares of the Fund.

As of July 17, 2015 [to be updated], the following persons beneficially owned more than 5% of the shares of the Fund indicated below:

Fund	Name and Address	Amount of Ownership	Percentage of Shares owned
JNL/Franklin Templeton Small Cap Value Fund (Class A)

JNL/Franklin Templeton Small Cap Value Fund (Class B)

Persons who own Variable Contracts may be deemed to have an indirect beneficial interest in the Fund shares owned by the relevant separate accounts.  As noted above, Variable Contract owners have the right to give instructions to the insurance company shareholders as to how to vote the Fund shares attributable to their Variable Contracts.  To the knowledge of management of the Trust, as of July 17, 2015 [to be updated], the following person(s) have been deemed to have an indirect beneficial interest totaling more than 25% of the voting securities of the Fund.

Fund	Name and Address	Amount of Beneficial Interest	Percentage of Shares Outstanding
JNL/Franklin Templeton Small Cap Value Fund (Class A)

JNL/Franklin Templeton Small Cap Value Fund (Class B)

Brokerage Commissions and Fund Transactions

During the period ended December 31, 2014, the JNL/Franklin Templeton Small Cap Value Fund did not pay commissions to any affiliated broker-dealer.

During the period ended December 31, 2014, the JNL/Franklin Templeton Small Cap Value Fund paid $1,082,036 in administration fees and $2,163,043 in 12b-1 fees to the Adviser and/or its affiliated persons. The Board approved an amendment to the investment advisory contract and these services will continue.

VII.  Other Matters

The Trust will furnish, without charge, a copy of the Trust's annual report for the fiscal year ended December 31, 2014, a copy of the Trust's semi-annual report for the period ended June 30, 2014, or a copy of the Trust's prospectus and statement of additional information to any shareholder upon request.  To obtain a copy, please call 1-800-644-4565 (Annuity and Life Service Center), 1-800-599-5651 (NY Annuity and Life Service Center), 1-800-777-7779 (for contracts purchased through a bank or financial institution) or 1-888-464-7779 (for NY contracts purchased through a bank or financial institution), or writing the JNL Series Trust, P.O. Box 30314, Lansing, Michigan 48909-7814 or by visiting www.jackson.com.

JNAM, the investment adviser to the Trust, is located at 225 West Wacker Drive, Suite 1200, Chicago, Illinois 60606. JNAM is a wholly owned subsidiary of Jackson, which, in turn, is wholly owned by Prudential plc, a publicly traded company incorporated in the United Kingdom. Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America. JNAM also serves as the Trust's Administrator. JNLD, an affiliate of the Trust and the Adviser, is principal underwriter for the Trust and a wholly owned subsidiary of Jackson. JNLD is located at 7601 Technology Way, Denver, Colorado 80237.

The Trust is not required to hold annual meetings of shareholders, and, therefore, it cannot be determined when the next meeting of shareholders will be held.  Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust at a reasonable time before the Trust's solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.

The cost of the preparation, printing and distribution of this Information Statement will be paid by JNAM.

Exhibit A

Investment Sub-Advisory Agreement Between Jackson National Asset Management, LLC and Century Capital Management, LLC

[To be updated]

A-1

Exhibit B

Investment Sub-Advisory Agreement Between Jackson National Asset Management, LLC and Chicago Equity Partners, LLC

[To be updated]

B-2

Exhibit C

Investment Sub-Advisory Agreement Between Jackson National Asset Management, LLC and Cooke & Bieler L.P.

[To be updated]

C-1

Exhibit D

Investment Sub-Advisory Agreement Between Jackson National Asset Management, LLC, and Cortina Asset Management, LLC

[To be updated]

D-1

Exhibit E

Comparison of the JNL/Eagle SmallCap Equity Fund
and the JNL Multi-Manager Small Cap Value Fund

[To be updated]

E-1

Summary Prospectus

JNL Multi-Manager Small Cap Value Fund
(formerly, JNL/Franklin Templeton Small Cap Value Fund )
Class A and B

Investment Objective.  The investment objective of the Fund is long-term total return.

Expenses.  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

The expenses do not reflect the expenses of the variable insurance contracts or the separate account, whichever may be applicable and the total expenses would be higher if they were included.

Shareholder Fees
(fees paid directly from your investment)
Not Applicable

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class A
Management Fee	0.77%
Distribution and/or Service (12b-1) Fees	0.20%
Other Expenses[2]	0.11%
Acquired Fund Fees and Expenses[1]	0.01%
Total Annual Fund Operating Expenses	1.09%

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class B
Management Fee	0.77%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses[2]	0.11%
Acquired Fund Fees and Expenses[1]	0.01%
Total Annual Fund Operating Expenses	0.89%
1 Acquired Fund Fees and Expenses are the indirect expenses of investing in other investment companies.  Accordingly, the expense ratio presented in the Financial Highlights section of the prospectus will not correlate to the Total Annual Operating Expense disclosed above.
2 "Other Expenses" include an Administrative Fee of 0.10% which is payable to Jackson National Asset Management, LLC ("JNAM" or "Adviser").

Expense Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  Also, this example does not reflect the expenses of the variable insurance contracts or the separate account, whichever may be applicable, and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period.  The example also assumes that the Fund operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Class A
1 year	3 years	5 years	10 years
$111	$347	$601	$1,329

Class B
1 year	3 years	5 years	10 years
$91	$284	$493	$1,096

Portfolio Turnover (% of average value of portfolio).  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs.  These costs, which are not reflected in annual fund operating expenses or in the expense example, affect the Fund's performance.

Period	Class A
1/1/2014 – 12/31/2014	20%

Period	Class B
1/1/2014 – 12/31/2014	20%

Principal Investment Strategies.   The Fund seeks to achieve its investment objective by the Fund investing, under normal circumstances, at least 80% of its total net assets in a variety of small cap value strategies managed by unaffiliated investment managers ("Sub-Advisers"). Each of the Sub-Advisers generally provides day-to-day management for a portion of the Fund's assets.

Each Sub-Adviser may use different investment strategies in managing Fund assets, acts independently from the others, and uses its own methodology for selecting investments. Jackson National Asset Management, LLC ("JNAM" or "Adviser") is responsible for identifying and retaining the Sub-Advisers for the selected strategies and for monitoring the services provided by the Sub-Advisers. JNAM provides qualitative and quantitative supervision as part of its process for selecting and monitoring the Sub-Advisers. JNAM is also responsible for selecting the Fund's investment strategies and for determining the amount of Fund assets to allocate to each Sub-Adviser. Based on JNAM's ongoing evaluation of the Sub-Advisers, JNAM may adjust allocations among Sub-Advisers.

Below are the principal investment strategies for each strategy, but the Sub-Advisers may also implement other investment strategies in keeping with the strategy's objective.

Century Small Cap Value Strategy

Century Capital Management, LLC ("Century") constructs the Small Cap Value Strategy by investing in the common stocks of small capitalization ("small-cap") companies.

The Small Cap Value Strategy market capitalization range is generally within the range of the Russell 2000 Value Index (between approximately $5 million and $6.09 billion as of April 30, 2015) at the time of purchase. The market capitalization range is expected to change over time.

Century generally constructs the strategy to consist of 70-110 companies. The Small Cap Value Strategy is predominantly focused on investing in companies domiciled within the United States. The strategy can invest in foreign securities, primarily through American Depositary Receipts ("ADRs") and the equity securities of companies incorporated outside of the U.S. that are traded on U.S. exchanges. Investments in ADRs are generally less than 10%.

The strategy focuses on opportunities that Century believes have significant upside potential, emphasizing a combination of both valuation and earnings power. Century employs a fundamental, bottom-up investment approach that includes both financial modeling and qualitative analysis. A stock may be sold, among other reasons, if Century believes that the company's cumulative valuation and earnings upside potential approaches fair value, better opportunities exist, the company experiences fundamental deterioration, or the market capitalization rises above a targeted range.

Chicago Equity – Small Cap Value Strategy

Chicago Equity Partners, LLC (" CEP ") constructs the strategy by investing in equity securities of small-capitalization companies. The Small Cap Value Strategy will ordinarily invest in approximately 150-400 stocks. The Small Cap Value Strategy primarily invests in common stock and preferred stock of U.S. small-capitalization companies.

The Small Cap Value Strategy currently defines small capitalization companies as those with a market capitalization within the market capitalization range of the companies represented in the Russell 2000 ® Index (between $169 million and $4.05 billion as of the latest reconstitution of the Index on May 31, 2014). This range may fluctuate as market conditions change and during periods of increased market volatility. In pursuing its investment strategy, it will generally invest in stocks of U.S. small-cap value companies (as determined by CEP ), including real estate investment trusts ("REITs"). The Small Cap Value Strategy may also invest in foreign companies, including those that are organized in or have material business interests tied to emerging market countries, through ADRs or direct investment in securities of foreign companies trading on U.S. markets.

Cooke & Bieler Small Cap Value Equity Strategy

Cooke & Bieler L.P. ("C&B") constructs the Small Cap Value Equity Strategy by investing in the common stocks of small capitalization ("small-cap") companies.

C&B invests principally in small-capitalization companies, which are defined as having market capitalizations within the market capitalization range of the constituents of Russell 2000 ® Index at the time of purchase. As of the latest reconstitution of the Index on May 31, 2014, these constituents had a market capitalization range of $169 million to $4.05 billion.
C&B manages a relatively focused portfolio of  typically 40 to 60 companies that enables C&B to provide adequate diversification while allowing the composition and performance of the portfolio to behave differently than the market.

C&B selects securities for the strategy based on an analysis of a company's financial characteristics and an assessment of the quality of a company's management.

Cortina Small Cap Value Strategy

Cortina Asset Management, LLC ("Cortina") constructs the Small Cap Value Strategy by investing primarily in common stocks of small capitalization ("small-cap") companies that the Adviser believes are undervalued relative to the marketplace or similar companies. Under current market conditions, the Fund considers a company to be a small-cap company if it has a total market capitalization at the time of purchase of $100 million to the higher of $3 billion or the high end of the range of companies represented in the Russell 2000 Value Index. The Cortina Small Cap Value strategy will not exclusively invest in companies represented in the Russell 2000 Value Index and such investments may constitute substantially less than 80% of the Fund's assets. The Cortina Small Cap Value strategy may invest up to 25% of its assets in foreign securities (including American Depositary Receipts ("ADRs")) that are listed in the United States on a national securities exchange.

JNAM also may choose to allocate the Fund's assets to additional strategies in the future. There is no assurance that any or all of the strategies discussed in this prospectus will be used by JNAM or the Sub-Advisers.

JNAM may also manage Fund assets directly to seek to enhance returns, or to hedge and to manage the Fund's cash and short-term instruments.

The Fund has flexibility in the relative weighting of each asset class and expects to vary the percentages of assets invested in each asset class from time to time. JNAM's allocations to the underlying Sub-Advisers will be a function of a variety of factors including each underlying strategy's expected returns, volatility, correlation, and contribution to the Fund's overall risk profile.

Principal Risks of Investing in the Fund.  An investment in the Fund is not guaranteed.  As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund.

•
Allocation risk – The Fund's ability to achieve its investment objective depends upon the investment manager's analysis of such factors as macroeconomic trends, outlooks for various industries and asset class valuations, and its ability to select an appropriate mix of asset classes and Underlying Funds based on its analysis of such factors.  The   Fund is subject to the risk of changes in market and economic conditions in the selection and percentages of allocations among Underlying Funds.

•
Emerging markets and less developed countries risk   –   Emerging market and less developed countries generally are located in Asia, the Middle East, Eastern Europe, Central and South America and Africa.   Investments in emerging market and less developed countries are subject to all of the risks of investments in foreign securities, generally to a greater extent than in developed markets.   Investments in emerging markets involve greater risk from economic and political systems that typically are less developed, and likely to be less stable, than those of more advanced countries.  The Fund also will be subject to the risk of adverse foreign currency rate fluctuations.  As a result of these risks, investments in emerging market securities tend to be more volatile than investments in developed countries.

•
Equity securities risk –   Common and preferred stocks represent equity ownership in a company.  Stock markets are volatile, and equity securities generally have greater price volatility than fixed income securities.  The price of equity or equity-related securities will fluctuate and can decline and reduce the value of a portfolio investing in equity or equity-related securities.  The value of equity or equity-related securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in decline or if overall market and economic conditions deteriorate.  They may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry.  In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

•
Foreign regulatory risk – The Adviser is an indirect wholly-owned subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom and is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.  Through its ownership structure, the Adviser has a number of global financial industry affiliated entities.  As a result of this structure, and the asset management and financial industry business activities of the Adviser and its affiliates, the Adviser and the Fund may be prohibited or limited in effecting transactions in certain securities.  The Adviser and the Fund may encounter trading limitations or restrictions because of aggregation issues or other foreign regulatory requirements.  Foreign regulators or foreign laws may impose position limits on securities held by the Fund, and the Fund may be limited as to which securities it may purchase or sell, as well as, the timing of such purchases or sales.  These foreign regulatory limits may increase the Fund's expenses and may limit the Fund's performance.

•
Foreign securities risk – These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments, such as political upheaval, acts of terrorism, financial troubles, or natural disasters. Such events may adversely affect the value of securities issued by companies in foreign countries or regions.  This risk is especially high in emerging markets. In addition, the economies of certain foreign markets may not compare favorably with the economy of the U.S. with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. There may be less publicly available information and more volatile or less liquid markets.

•
Investment style risk – Value stocks may not increase in price if other investors fail to recognize a security's potential worth, or the factors that are expected to increase the price of a security do not occur. Over market cycles, different investment styles may sometimes outperform other investment styles (for, example, growth investing may outperform value investing).

•
Liquidity risk – Investments in securities that are difficult to purchase or sell (illiquid or thinly-traded securities) may reduce returns if the Fund is unable to sell the securities at an advantageous time or price or achieve its desired level of exposure to a certain sector.  Liquidity risk arises, for example, from small average trading volumes, trading restrictions, or temporary suspensions of trading.  To meet redemption requests, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.

•
Managed portfolio risk – As an actively managed portfolio, the value of the Fund's investments could decline because the financial condition of an issuer may change (due to such factors as management performance, reduced demand or overall market changes), financial markets may fluctuate or overall prices may decline, or the manager's investment techniques could fail to achieve the Fund's investment objective or negatively affect the Fund's investment performance.

•
Market risk – All forms of securities may decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment.  Adverse market conditions may be prolonged and may not have the same impact on all types of securities.  The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole.

•
Real estate investment risk –   Real estate is affected by general economic conditions and legal, cultural or technological developments. When growth is slowing, demand for property decreases and prices may decline.  Real estate company share prices may drop because of the failure of borrowers to pay their loans and poor management.

•
Sector risk –   Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the risk that securities of companies within specific sectors of the economy can perform differently than the overall market. This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions regarding a sector. Because the Fund may allocate relatively more assets to certain sectors than others, the Fund's performance may be more susceptible to any developments which affect those sectors emphasized by the Fund.  In addition, the Fund could underperform other funds investing in similar sectors or comparable benchmarks because of the investment managers' choice of securities within the sector for investment.

•	Small cap investing risk – Investing in smaller companies, some of which may be newer companies or start-ups, generally involves greater risks than investing in larger, more established ones.

Performance.  The performance information shown provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compared with those of a broad-based securities market index which has investment characteristics similar to those of the Fund.  The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance products.  If these amounts were reflected, returns would be less than those shown.

Effective September 21, 2015, for consistency with the Fund's principal investment strategies, the Fund will replace the Russell 2500 TM Value Index with the Russell 2000 Value Index as the Fund's primary benchmark.

Annual Total Returns as of December 31

Class A

Best Quarter (ended 9/30/2009): 24.17%; Worst Quarter (ended 12/31/2008): -29.32%

Class B

Best Quarter (ended 9/30/2009): 24.28%; Worst Quarter (ended 12/31/2008): -29.20%

Average Annual Total Returns as of December 31, 2014
	1 year	5 year	Life of Fund (May 2, 2005)
JNL Multi-Manager Small Cap Value Fund (Class A)	0.15%	14.33%	8.12%
Russell 2000 Value Index	4.22%	14.26%	8.05%
Russell 2500TM Value Index (reflects no deduction for fees, expenses or taxes)	7.11%	15.48%	8.77%

Average Annual Total Returns as of December 31, 2014
	1 year	5 year	Life of Class (May 2, 2005)
JNL Multi-Manager Small Cap Value Fund (Class B)	0.36%	14.56%	8.33%
Russell 2000 Value Index	4.22%	14.26%	8.05%
Russell 2500TM Value Index (reflects no deduction for fees, expenses or taxes)	7.11%	15.48%	8.77%

Portfolio Management.

Investment Adviser:
Jackson National Asset Management, LLC

Sub-Adviser:
Century Capital Management, LLC
Chicago Equity Partners, LLC
Cooke & Bieler L.P.
Cortina Asset Management, LLC

Portfolio Managers:
Name:	Joined Fund Management Team In:	Title:
William Harding	September 2015	Senior Vice President, Chief Investment Officer and Portfolio Manager (JNAM)
Sean Hynes	September 2015	Portfolio Manager (JNAM)
Mark Pliska, CFA	September 2015	Portfolio Manager (JNAM)
Jeff Kerrigan	September 2015	Portfolio Manager (Century)
David C. Coughenour, CFA	September 2015	Chief Investment Officer – Equities (CEP)
Robert H. Kramer, CFA	September 2015	Managing Director (CEP)
Patricia A. Halper, CFA	September 2015	Managing Director (CEP)
William C. Murray, CFA, CAIA	September 2015	Director (CEP)
Steve Lyons, CFA	September 2015	Partner (C&B)
Michael Meyer, CFA	September 2015	Partner (C&B)
Edward O'Connor, CFA	September 2015	Partner (C&B)
R. James O'Neil, CFA	September 2015	Partner (C&B)
Mehul Trivedi, CFA	September 2015	Partner (C&B)
William Weber, CFA	September 2015	Principal (C&B)
Alexander E. Yaggy, CFA	September 2015	Managing Director and Lead Portfolio Manager, Small Cap Value and Special Value Strategies (Cortina)
John Clausen	September 2015	Managing Director and Portfolio Manager, Small Cap Value and Special Value Strategies (Cortina)
Andrew Storm, CFA	September 2015	Director and Portfolio Manager, Small Cap Value and Special Value Strategies (Cortina)
Gregory Waterman, CFA	September 2015	Vice President and Senior Equity Analyst, Small Cap Value and Special Value Strategies (Cortina)

Purchase and Redemption of Fund Shares
Only separate accounts and qualified  plans of Jackson National Life Insurance Company ("Jackson") or Jackson National Life Insurance Company of New York ("Jackson NY") and series, including fund of funds, of registered investment companies in which either or both of those insurance companies invest may purchase shares of the Fund. You may invest indirectly in the Fund through your purchase of a variable annuity or life insurance contract issued by a separate account of Jackson or Jackson NY that invests directly, or through a fund of funds, in this Fund or through a qualified  plan in which you are a participant.  Any minimum initial or subsequent investment requirements and redemption procedures are governed by the applicable separate account or plan through which you invest indirectly.

This Fund serves as an underlying investment by insurance companies, affiliated investment companies, and retirement plans for funding variable annuity and life insurance contracts and retirement plans.

Tax Information
The Fund's shareholders are separate accounts and qualified plans of Jackson or Jackson NY and mutual funds owned directly or indirectly by them.  Accordingly, the Fund's dividends and other distributions are not taxable to you, the contract owner or plan participant, and no discussion is included about the Federal personal income tax consequences to you.  For this information, you should consult the prospectus of the appropriate separate account or description of the plan and read the discussion therein of those consequences.

Payments to Broker-Dealers and Financial Intermediaries
If you invest in the Fund under a variable insurance contract or a plan that offers a variable insurance product as a plan option through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's Website for more information.

JNL Multi-Manager Small Cap Value Fund
(formerly, JNL/Franklin Templeton Small Cap Value Fund )
Class A and B

Investment Objective.  The investment objective of the Fund is long-term total return.

Principal Investment Strategies.  The Fund seeks to achieve its investment objective by the Fund investing, under normal circumstances, at least 80% of its total net assets in a variety of small cap value strategies managed by unaffiliated investment managers ("Sub-Advisers"). Each of the Sub-Advisers generally provides day-to-day management for a portion of the Fund's assets.

Each Sub-Adviser may use different investment strategies in managing Fund assets, acts independently from the others, and uses its own methodology for selecting investments. Jackson National Asset Management, LLC ("JNAM" or "Adviser") is responsible for identifying and retaining the Sub-Advisers for the selected strategies and for monitoring the services provided by the Sub-Advisers. JNAM provides qualitative and quantitative supervision as part of its process for selecting and monitoring the Sub-Advisers. JNAM is also responsible for selecting the Fund's investment strategies and for determining the amount of Fund assets to allocate to each Sub-Adviser. Based on JNAM's ongoing evaluation of the Sub-Advisers, JNAM may adjust allocations among Sub-Advisers.

Below are the principal investment strategies for each strategy, but the Sub-Advisers may also implement other investment strategies in keeping with the Fund's objective.

Century Small Cap Value Strategy

Century Capital Management, LLC ("Century") constructs the Small Cap Value Strategy by investing in the common stocks of small capitalization ("small-cap") companies.

The Small Cap Value Strategy market capitalization range is generally within the range of the Russell 2000 Value Index (between approximately $5 million and $6.09 billion as of April 30, 2015) at the time of purchase. The market capitalization range is expected to change over time.

Century generally constructs the strategy to consist of 70-110 companies. The Small Cap Value Strategy is predominantly focused on investing in companies domiciled within the United States. The strategy can invest in foreign securities, primarily through American Depositary Receipts ("ADRs") and the equity securities of companies incorporated outside of the U.S. that are traded on U.S. exchanges. Investments in ADRs are generally less than 10%.

The strategy focuses on opportunities that Century believes have significant upside potential, emphasizing a combination of both valuation and earnings power. Century employs a fundamental, bottom-up investment approach that includes both financial modeling and qualitative analysis. The financial model is used to seek to develop an understanding of a company's operating dynamics including the company's financials, margins and growth rates. Qualitative analysis is focused on researching the key drivers of the business. Company specific research is complemented with a sector profile to focus on the key catalysts driving sector dynamics. A stock may be sold, among other reasons, if Century believes that the company's cumulative valuation and earnings upside potential approaches fair value, better opportunities exist, the company experiences fundamental deterioration, or the market capitalization rises above a targeted range.

Chicago Equity – Small Cap Value Strategy

Chicago Equity Partners, LLC (" CEP ") constructs the strategy by investing in equity securities of small-capitalization companies. The Small Cap Value Strategy will ordinarily invest in approximately 150-400 stocks. The Small Cap Value Strategy primarily invests in common stock and preferred stock of U.S. small-capitalization companies.

The Small Cap Value Strategy currently defines small capitalization companies as those with a market capitalization within the market capitalization range of the companies represented in the Russell 2000 ® Index (between $169 million and $4.05 billion as of the latest reconstitution of the Index on May 31, 2014). This range may fluctuate as market conditions change and during periods of increased market volatility. In pursuing its investment strategy, it will generally invest in stocks of U.S. small-cap value companies (as determined by CEP ), including real estate investment trusts ("REITs"). The Small Cap Value Strategy may also invest in foreign companies, including those that are organized in or have material business interests tied to emerging market countries, through American Depositary Receipts ("ADRs") or direct investment in securities of foreign companies trading on U.S. markets.

The CEP investment philosophy is based on financial and behavioral theory. CEP believes active returns are achievable because of inefficiencies in the market that persist over time. CEP believes that the market is complex, and therefore the most effective way to identify anomalies is with a research-intensive, systematic process. CEP believes that using a quantitative stock selection model to analyze a company's earnings, balance sheet strength, relative valuation, growth potential or other variables creates opportunity to capture market inefficiencies. CEP intends to seek returns for the Fund in excess of its benchmark by combining systematic analysis of these variables with optimization and rigorous implementation by a team of seasoned industry experts. Through this process, CEP seeks to achieve a well-diversified portfolio of companies with attractive valuation ratios, quality balance sheets, and positive growth and momentum expectations built through a disciplined, risk controlled process.

Cooke & Bieler Small Cap Value Equity Strategy

Cooke & Bieler L.P. ("C&B") constructs the Small Cap Value Equity Strategy by investing in the common stocks of small capitalization ("small-cap") companies.

C&B invests principally in small-capitalization companies, which are defined as having market capitalizations within the market capitalization range of the constituents of Russell 2000 ® Index at the time of purchase. As of the latest reconstitution of the Index on May 31, 2014, these constituents had a market capitalization range of $169 million to $4.05 billion.

C&B manages a relatively focused portfolio of  typically 40 to  60 companies that enables C&B to provide adequate diversification while allowing the composition and performance of the portfolio to behave differently than the market.

C&B selects securities for the strategy based on an analysis of a company's financial characteristics and an assessment of the quality of a company's management. In selecting a company, C&B considers criteria such as return on equity, balance sheet strength, industry leadership position and cash flow projections. C&B further narrows the universe of acceptable investments by undertaking intensive research including interviews with a company's top management, customers and suppliers. C&B believes their assessment of business quality and emphasis on valuation will protect the strategy's assets in down markets, while their insistence on strength in leadership, financial condition and cash flow position will produce competitive results in all but the most speculative markets. C&B regularly reviews the investments of the portfolio and may sell a portfolio holding when it has achieved its valuation target, there is deterioration in the underlying fundamentals of the business, or C&B has identified a more attractive investment opportunity.

Cortina Small Cap Value Strategy

Cortina Asset Management, LLC ("Cortina") constructs the Small Cap Value Strategy by investing primarily in common stocks of small capitalization ("small-cap") companies that the Adviser believes are undervalued relative to the marketplace or similar companies. Under current market conditions, the Fund considers a company to be a small-cap company if it has a total market capitalization at the time of purchase of $100 million to the higher of $3 billion or the high end of the range of companies represented in the Russell 2000 Value Index. The Cortina Small Cap Value strategy will not exclusively invest in companies represented in the Russell 2000 Value Index and such investments may constitute substantially less than 80% of the Fund's assets. The Cortina Small Cap Value strategy may invest up to 25% of its assets in foreign securities (including American Depositary Receipts ("ADRs")) that are listed in the United States on a national securities exchange.

JNAM also may choose to allocate the Fund's assets to additional strategies in the future. There is no assurance that any or all of the strategies discussed in this prospectus will be used by JNAM or the Sub-Advisers.

JNAM may also manage Fund assets directly to seek to enhance returns, or to hedge and to manage the Fund's cash and short-term instruments.

The Fund has flexibility in the relative weighting of each asset class and expects to vary the percentages of assets invested in each asset class from time to time. JNAM's allocations to the underlying Sub-Advisers will be a function of a variety of factors including each underlying strategy's expected returns, volatility, correlation, and contribution to the Fund's overall risk profile.

Principal Risks of Investing in the Fund.  An investment in the Fund is not guaranteed.  As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund.  The following descriptions of the principal risks does not provide any assurance either of the Fund's investment in any particular type of security, or assurance of the Fund's success in its investment selections, techniques and risk assessments.  As a managed portfolio the Fund may not achieve its investment objective for a variety of reasons including changes in the financial condition of issuers (due to such factors as management performance, reduced demand or overall market changes), fluctuations in the financial markets, declines in overall securities prices, or the Sub-Adviser's investment techniques otherwise failing to achieve the Fund's investment objective. A variety of specific factors may influence its investment performance, such as the following:

•	Allocation risk
•	Emerging markets and less developed countries risk
•	Equity securities risk
•	Foreign regulatory risk
•	Foreign securities risk
•	Investment style risk
•	Liquidity risk
•	Managed portfolio risk
•	Market risk
•	Real estate investment risk
•	Sector risk
•	Small cap investing risk

Please see the "Glossary of Risks" section, which is set forth before the "Management of the Trust" section, for a description of these risks.  There may be other risks that are not listed herein that could cause the value of your investment in the Fund to decline and that could prevent the Fund from achieving its stated investment objective.  This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Fund may use.  For additional information regarding the risks of investing in the Fund, please refer to the SAI.

Additional Information About the Other Investment Strategies, Other Investments and Risks of the Fund (Other than Principal Strategies/Risks).  There may be additional risks that may affect the Fund's ability to achieve its stated investment objective.  Those additional risks are:

•	Concentration risk
•	Currency risk
•	Temporary defensive positions and large cash positions risk

Please see the "Glossary of Risks" section, which is set forth before the "Management of the Trust" section, for a description of these risks.

In addition, the performance of the Fund depends on the Sub-Adviser's abilities to effectively implement the investment strategies of the Fund.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risk and restrictions that may apply to it.

The Adviser, Sub-Advisers and Portfolio Management. The allocations for the Fund are made by JNAM.  JNAM is located at 225 West Wacker Drive, Chicago, Illinois 60606. JNAM is the investment adviser to the Trust and other affiliated investment companies and provides the Trust and other affiliated investment companies with professional investment supervision and management.  JNAM is an indirect wholly owned subsidiary of Prudential plc, a publicly traded life insurance company in the United Kingdom.  Prudential plc is not affiliated with Prudential Financial Inc.

The following individuals are responsible for executing trades and allocation of capital to the various strategies for the Fund:

Mr. Harding is Senior Vice President and Chief Investment Officer for JNAM since July 2014. Mr. Harding was a Vice President, Head of Investment Management from October 2012 to June 2014. Mr. Harding leads the Investment Management function responsible for oversight of sub-advisor performance and risk, due diligence and manager research. Mr. Harding was previously the Head of Manager Research for Morningstar Inc.'s Investment Management division and has over 15 years of investment experience including asset allocation, manager research, portfolio management, and performance evaluation. Mr. Harding graduated from the University of Colorado, Boulder with a Bachelor of Science degree in Business. He holds an MBA from Loyola University Chicago and he is a Chartered Financial Analyst.

Mr. Hynes is Director, Investment Management for JNAM since April 2013. Mr. Hynes provides leadership for the performance analysis and due diligence review of external investment managers. He develops and maintains key relationships with asset managers and provides leadership and direction to Investment Management staff. Prior to joining JNAM, Mr. Hynes was an Investment Manager for Morningstar Investment Services, a wholly-owned subsidiary of Morningstar Inc., and a research associate for Managers Investment Group. Mr. Hynes holds a Bachelor of Science degree in Mathematics from the University of Notre Dame, and an MBA from Carnegie Mellon University. He is a CFA and CAIA charterholder.

Mr. Pliska, CFA, is a Portfolio Manager for JNAM. Mr. Pliska is responsible for manager research, portfolio construction, and asset allocation of Funds. Prior to joining JNAM in 2011, Mr. Pliska worked as an Investment Analyst for Plan Sponsor Advisors from 2008 to 2011, where he was responsible for the selection and monitoring of investment managers, client reporting, and asset allocation for defined contribution and defined benefit plans, and prior to that, Mr. Pliska was a Research Analyst for DWM Financial Group from 2006 to 2008. Mr. Pliska is a National Merit Scholar and holds a B.A. in Economics from the University of Kansas.

The Sub-Advisers to the JNL Multi-Manager Small Cap Value Fund are:

Century Capital Management, LLC ("Century") is an investment advisory firm that has provided investment management services to individuals and institutions through mutual funds and separate accounts since 1992, and had approximately $2.1 billion in assets under management as of March 31, 2015. Century is located at 100 Federal Street, 29 th Floor, Boston, Massachusetts, 02110.

Jeff Kerrigan is the Portfolio Manager for the Century Small Cap Value Strategy. He has over 20 years of investment management and research experience. Prior to joining Century in 2014, Jeff was a Portfolio Manager and Chief Investment Officer at Haber Trilix, which he joined after the merger of Haber Trilix and Ten Asset Management. Previously, Jeff was a Portfolio Manager with Gartmore Group, Fidelity Management & Research, and Fleet Investment Advisors.  He was also an Equity Analyst with Putnam Investment Management. Jeff earned his Bachelor's and Master's degrees in Economics from Boston University. He is a CFA charterholder and a member of the Boston Security Analysts Society (BSAS).

Chicago Equity Partners, LLC ("CEP") has served as Sub-Adviser to the Fund since its inception in September 2015. Affiliated Managers Group, Inc. indirectly owns a majority interest in CEP. CEP, located at 180 N. LaSalle Street, Suite 3800, Chicago, Illinois 60601, is an investment management firm with approximately $_____ billion in assets under management as of June 30, 2015. [to be updated by amendment]

CEP utilizes a team approach to manage the Fund. David C. Coughenour, Robert H. Kramer, Patricia A. Halper and William C. Murray are the portfolio managers jointly and primarily responsible for the day-to-day management of the Fund. Mr. Coughenour is a Founding Partner of CEP, has served as Managing Director at CEP and its predecessor since 1989 and as Chief Investment Officer - Equity since 2004. Mr. Kramer is a Founding Partner of CEP and has served as Managing Director, Portfolio Manager and Analyst at CEP and its predecessor since 1989. Ms. Halper has been a member of CEP's quantitative analysis group, which is responsible for the firm's proprietary quantitative model and its ongoing developmental efforts, since 1998. Prior to joining CEP, Ms. Halper worked at the institutional futures sales desk at Paine Webber. Mr. Murray has been a member of CEP's portfolio management team since 1994.

Cooke & Bieler, L.P. ("C&B"), a registered investment adviser is located at 1700 Market Street, Suite 3222, Philadelphia, PA  19103.  Founded in 1949, the firm provides investment management services to corporations, foundations, endowments, pension and profit sharing plans.

Steve Lyons, CFA, Partner, Analyst/Portfolio Manager. Mr. Lyons earned his undergraduate degree in Finance with honors from Arizona State University. He worked in the investment services industry specializing in private equity and business valuation before returning to business school. He received his MBA with honors from the University of Chicago where he co-chaired the Investment Management Group and helped launch the Student Managed Investment Fund. After working as a summer intern in 2005, Mr. Lyons joined C&B upon his graduation the following year.

Michael Meyer, CFA, Partner, Analyst/Portfolio Manager. Mr. Meyer earned his undergraduate degree in Economics from Davidson College, graduating cum laude with distinction. He also competed as captain of the varsity tennis team. In 1993, following four years at Sterling Capital Management as an equity analyst and head equity trader, Mr. Meyer earned his MBA in Finance from the Wharton School of Business and joined C&B.

Edward O'Connor, CFA, Partner, Analyst/Portfolio Manager. Mr. O'Connor graduated cum laude with honors in Economics and Philosophy from Colgate University. He served as a U.S. diplomat in Cuba and Guatemala prior to receiving his MBA with concentrations in Finance and International Business in 1999 from the University of Chicago. He then joined Cambiar Investors in Denver, Colorado where he worked as an equity analyst and portfolio manager and participated in Cambiar's 2001 management buyout. Mr. O'Connor joined C&B in 2002.

R. James O'Neil, CFA, Partner, Analyst/Portfolio Manager. Mr. O'Neil received his undergraduate degree in Economics from Colby College, graduating cum laude with distinction and competing as captain of the varsity soccer team. He was an Investment Officer in the Capital Markets Department at Mellon Bank for three years before entering Harvard Business School to earn his MBA. He served as a summer intern in 1987, joining C&B upon his graduation the following year.

Mehul Trivedi, CFA, Partner, Analyst/Portfolio Manager. Mr. Trivedi graduated magna cum laude with dual degrees in both Economics (with concentrations in Finance and Statistics) and International Relations from the University of Pennsylvania. After working as a fixed income analyst at Blackrock Financial Management and then as a product manager at PNC Asset Management, Mehul earned his MBA from the Wharton School of Business, serving as a summer intern at C&B in 1997 and joining the firm upon his graduation in 1998.

William Weber, CFA, Principal, Analyst/Portfolio Manager. Mr. Weber graduated magna cum laude from Villanova University in 2002 with dual degrees in Finance and English. He then worked at C&B for six years in various roles including marketing, operations and research support, before earning his MBA with honors from the University of Chicago Booth School of Business in 2010. While at Booth, Mr. Weber co-managed the school's Student Managed Investment Fund and interned at T. Rowe Price Associates as an equity research analyst. He returned to C&B in 2010.

Cortina Asset Management, LLC ("Cortina") located at 5 Bryant Park, Suite 502, New York, New York 10018. Cortina is an independent, primarily employee owned asset management firm with offices in Milwaukee and New York. Formed in 2004 by a highly regarded team of investment professionals, Cortina specializes in small cap portfolio management for public and private institutions, as well as high net worth individuals.

Alexander E. Yaggy, CFA, Managing Director and Lead Portfolio Manager, Small Cap Value and Special Value Strategies. Mr. Yaggy has 21 years of experience in the investment industry. He joined Cortina in 2011 as Portfolio Manager of the Cortina Small Cap Value and Special Value Strategies. Prior to Cortina, Mr. Yaggy was Co-Manager of the Morgan Stanley/Van Kampen Small Cap Value Funds and Morgan Stanley Small-Mid Value Fund. Prior to Morgan Stanley, Mr. Yaggy was a Senior Equity Analyst following multiple industries at Neuberger Berman, and he began his Wall Street career at Legg Mason Wood Walker in Baltimore. He is a member of the CFA Institute and the New York Society of Securities Analysts, and holds the Chartered Financial Analyst designation. He received a B.A. from Drew University.

John Clausen, Managing Director and Portfolio Manager, Small Cap Value and Special Value Strategies. Mr. Clausen has 14 years of experience in the investment industry with an emphasis in the Financial Services sector. He joined Cortina Asset Management in 2011 as a Senior Equity Analyst, supporting both the Small Cap Value and Special Value Strategies. Prior to Cortina, Mr. Clausen spent 5 years as a Senior Equity Analyst for the value-oriented Mutual Series Group of Franklin Templeton Investments. His Financial sector experience began in 1998 as a Bank Examiner with the Federal Reserve Bank of New York. He then served as an Equity Associate at Friedman Billings Ramsey and as an Equity Analyst with the State of New Jersey, Division of Investments. He focuses on covering the Financials and Home Builders segments. He is a member of the CFA Institute and the New York Society of Securities Analysts. Mr. Clausen received a B.S. degree in Engineering and an M.B.A. from Rutgers University.

Andrew Storm, CFA, Director and Portfolio Manager, Small Cap Value and Special Value Strategies. Mr. Storm has 9 years of experience in the investment industry. He joined Cortina Asset Management in 2011 as an Equity Analyst, supporting both the Small Cap Value and Special Value Strategies.  Prior to Cortina, Mr. Storm was with Morgan Stanley Investment Management/Van Kampen. Prior to joining Morgan Stanley, he was a Research Analyst at Lord Abbett. He focuses on covering the Aerospace/Defense and Technology sectors. He is a member of the CFA Institute and the New York Society of Securities Analysts, and holds the Chartered Financial Analyst designation. He received a B.A. degree from Vanderbilt University.

Gregory Waterman, CFA, Vice President and Senior Equity Analyst, Small Cap Value and Special Value Strategies. Mr. Waterman has 9 years of experience in the investment industry. He was most recently with Goldman Sachs where he worked on the Healthcare Team in Global Investment Research as a Vice President and Senior Research Analyst covering Specialty Pharmaceuticals. He joined Cortina in January 2014, supporting both the Small Cap Value and Special Value Strategies. He focuses on covering the Health Care sector. He is a member of the CFA Institute and the New York Society of Securities Analysts, and holds the Chartered Financial Analyst designation. Mr. Waterman graduated cum laude from Duke University with a B.A. in Economics.

The SAI provides additional information about each portfolio manager's compensation, other accounts managed, and ownership of securities in the Fund.

For information on regulatory and litigation matters, please see the section entitled "More About the Funds".

A discussion regarding the Board of Trustees' basis for approving the sub-advisory agreement is available in the Fund's Semi- Annual Report for the period ended June 30, 2015 .